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                                                              Exhibit 99.906CERT

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW Convertible Securities Funds, Inc. do hereby certify, to such officer's knowledge, that:

      The annual report on Form N-CSR of TCW Convertible Securities Funds, Inc. for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TCW Convertible Securities Funds, Inc.

Date:    March 3, 2004


                                                    /s/ Alvin R. Albe, Jr.
                                            ------------------------------
                                            Alvin R. Albe, Jr.
                                            Chief Executive Officer


                                                    /s/ David S. Devito
                                            ---------------------------
                                            David S. DeVito
                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TCW Convertible Securities Funds, Inc. and will be retained by TCW Convertible Securities Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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